UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2019

VistaGen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	001-37761	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94090
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02 Results of Operations and Financial Condition.

On November 7, 2019, VistaGen Therapeutics, Inc. (the “Company”) issued a press release to announce the Company’s financial results for its fiscal year 2020 second quarter ended September 30, 2019. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

As disclosed in the Company’s Quarterly Report on Form 10-Q for the second fiscal quarter ended September 30, 2019, filed with the Securities and Exchange Commission on November 7, 2019, from October 30, 2019 to November 6, 2019, in a self-placed private placement, the Company accepted subscription agreements from accredited investors for units, each consisting of one unregistered share of common stock and a warrant to purchase one-half of one share of unregistered common stock at an exercise price of $2.00, for a purchase price of $1.00 per unit to certain accredited investors (the “Private Placement”). On November 7, 2019, the Company received an additional $50,000 from investors participating in the 2019 Fall Private Placement, increasing aggregate gross proceeds to the Company in the Private Placement to $650,000. The purchasers of the units have no registration rights with respect to the shares of common stock, warrants or the shares of common stock issuable upon exercise of the warrants comprising the units sold. The warrants are not exercisable prior to six months and one day following issuance.

The issuance of the shares of common stock and warrants included with each unit was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as provided in Rule 506 of Regulation D promulgated thereunder. The shares of common stock and warrants, and the common stock issuable upon exercise of the warrants, have not been registered under the Securities Act or any other applicable securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act. The Company expects to use the proceeds from the Fall 2019 Private Placement for general working capital purposes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description

99.1	Press Release issued by VistaGen Therapeutics, Inc., dated November 7, 2019.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VistaGen Therapeutics, Inc.

Date: November 7, 2019	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by VistaGen Therapeutics, Inc., dated November 7, 2019.